UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

CRIMSON EXPLORATION INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 19, 2011, Crimson Exploration Inc. (the “Company”) filed a Current Report on Form 8-K to report the results of its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 17, 2011.  The Company is filing this Current Report on Form 8-K/A to provide disclosure required by Item 5.02(e) as a result of the adoption of certain amendments to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”) approved by the Company’s stockholders at the Annual Meeting.  Except for the disclosure in Item 5.02(e) below, the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 19, 2011 is not being amended or updated in any manner.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 1, 2011 the Company’s Board of Directors (the “Board”) approved a first amendment to the Plan providing for an increase in the maximum number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized to be utilized for awards pursuant to the Plan by an additional 2,000,000 shares from 3,852,500 shares to 5,852,500 shares (the “First Amendment”).  Also on March 1, 2011, pursuant to the recommendation of the Compensation Committee of the Board, the Board approved a second amendment to the Plan providing for an increase in the limitation on the number of underlying shares of Common Stock that may relate to grants of Options or Stock Appreciation Rights (each as defined in the Plan) to any one individual during a single calendar year from 500,000 shares to 750,000 shares (the “Second Amendment” and together with the First Amendment, the “Amendments”).

The Board requested that the Company’s stockholders approve the Amendments in connection with the Annual Meeting. At the Annual Meeting, the Company’s stockholders approved the Amendments by the votes disclosed in the Company’s Current Report on Form 8-K filed with the Commission on May 19, 2011.

A more detailed description of the Amendments appears on pages 41 through 50 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Commission on April 13, 2011.  The description of the Amendments set forth above is qualified in its entirety by reference to the full text of the First Amendment and the Second Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1
First Amendment to the Amended and Restated 2005 Stock Incentive Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2011 (SEC File No. 001-12108)).

10.2
Second Amendment to the Amended and Restated 2005 Stock Incentive Plan (incorporated by reference to Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2011 (SEC File No. 001-12108)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC. (Registrant)
/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

Dated: July 29, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to the Amended and Restated 2005 Stock Incentive Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2011 (SEC File No. 001-12108)).

10.2
Second Amendment to the Amended and Restated 2005 Stock Incentive Plan (incorporated by reference to Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2011 (SEC File No. 001-12108)).